UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.        )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Presto Automation Inc.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! PRESTO AUTOMATION INC. 985 INDUSTRIAL ROAD SAN CARLOS, CALIFORNIA 94070 PRESTO AUTOMATION INC. 2023 Annual Meeting Vote by December 5, 2023 11:59 PM ET You invested in PRESTO AUTOMATION INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 6, 2023. Vote Virtually at the Meeting* December 6, 2023 10:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/PRST2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V25265-P99609 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V25266-P99609 01) Krishna K. Gupta 02) Keith Kravcik 03) Edward Scheetz 1. To elect three Class I director nominees to hold office until the 2026 Annual Meeting of Stockholders. Nominees: 2. To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024. 3. To approve the amendment and restatement of the Presto Automation Inc. 2022 Incentive Award Plan (the “2022 Plan”) to provide for an increase in the number of shares currently available under the 2022 Plan and to amend the evergreen provision. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For